SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ] Definitive Proxy Statement

[X] Definitive Additional Materials

[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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Eaton Vance Growth Trust

(Name of Registrant as Specified in Its Charter)

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 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

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 (2)   Aggregate number of securities to which transaction applies:

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 (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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 (4)   Proposed maximum aggregate value of transaction:

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 (5)   Total fee paid:

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 [  ]   Fee paid previously with preliminary materials.

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 [  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of  its filing.

(1)   Amount Previously Paid:

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 (2)   Form, Schedule or Registration Statement no.:

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 (4)   Date Filed:

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Eaton Vance
Investment Managers

JOIN YOUR FELLOW SHAREHOLDERS AND VOTE TODAY!

S44069-EPR

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND

   PLEASE VOTE NOW

WE MUST RECEIVE YOUR VOTE BY THURSDAY, MAY 26, 2016

We sent you proxy material regarding the Special Meeting of Shareholders for Eaton Vance Worldwide Health Sciences Fund (the “Fund”) that is scheduled for Thursday, May 26, 2016. The Fund’s records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the Fund to obtain the sufficient number of votes to hold the meeting as scheduled.

If you have any questions or would like to vote, please call the number listed below:

1-855-928-4479

Your vote is important no matter the size of your Fund holdings. Please vote promptly so your vote can be received prior to the May 26, 2016 Special Meeting of Shareholders.

The Fund has made it very easy for you to vote.  Choose one of the following methods:

Vote Live with a Proxy Specialist – You may cast your vote live with a proxy specialist, quickly and easily, and have proxy-related questions answered, by calling toll free: 1-855-928-4479.

Vote via the Internet – You may cast your vote using the Internet by logging onto the Internet address, www.proxyvote.com, located on your proxy ballot(s) and following the instructions on the website.

Vote by Touch-Tone Phone – You may cast your vote by telephone by calling the toll-free number found on the proxy ballot(s) that you received.

Vote by Mail – You may cast your vote by signing, dating and mailing your proxy ballot(s) in the postage prepaid return envelope that was previously provided to you.

THANK YOU FOR VOTING!

                         EVWHSR1

From: SPECIMEN [mailto:id@ProxyVote.com]
Sent: Monday, April 25, 2016 9:49 AM
To: Fagan, Gary x58460
Subject: #EV# EATON VANCE FUNDS Special Meeting %R44069_0_0123456789012345_0000001%

*This is a reminder*

Please note: You are receiving this email because you have elected to receive Proxy Material via the Internet. Please read the proxy materials carefully and vote your shares. Your vote is important.

Please read this email before proceeding.

NOTICE OF AVAILABILITY OF IMPORTANT PROXY MATERIAL

Eaton Vance Worldwide Health Sciences Fund Special Meeting of Shareholders Meeting Date: May 26, 2016 For Shareholders as of: March 22, 2016

You can access these Proxy Materials at the following Web

address:

NOTICE OF SPECIAL MEETING AND PROXY STATEMENT http://funds.eatonvance.com/includes/loadDocument.php?fn=21694.pdf&dt=FundPDFs

REMINDER LETTER

https://materials.proxyvote.com/Approved/277902/20160421/SHLTR_282065.PDF

If your email software supports it, you can simply click on the above link. If not, you can type (or copy and paste) the web address into the address line of your Web browser.

HOW TO VOTE:

Because electronic Proxy Materials do not include a proxy card that you can mail in, you will need to cast your vote through the Internet or by touchtone telephone.  Either way, you will need the Control number(s) below.

CONTROL NUMBER: 0123456789012345

Please use this control number when voting on the Internet or by touchtone telephone.

To vote through the Internet, visit https://www.proxyvote.com.

Internet voting is accepted up to 11:59 p.m. (EST) the day before the meeting.

To vote by touchtone telephone, call 1-800-690-6903 and follow the recorded instructions. Touchtone telephone voting is accepted up to 11:59 p.m. (EST) the day before the meeting.

ADDITIONAL INFORMATION:

To access the electronic Proxy Materials, you may need Adobe Acrobat Reader software.  This software is available for download at no cost at http://www.adobe.com.  Downloading time may be slow.